SUPPLEMENT DATED JUNE 24, 2016

TO THE PROSPECTUS DATED MAY 1, 2014, AS AMENDED, FOR

NEW YORK LIFE LIFETIME WEALTH VARIABLE UNIVERSAL LIFE

INVESTING IN

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

AND

TO THE PROSPECTUS DATED MAY 1, 1989, AS AMENDED, FOR

VARIABLE LIFE INSURANCE

INVESTING IN

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION VLI SEPARATE ACCOUNT

This supplement amends the prospectuses (each a “Prospectus,” and together, the “Prospectuses”), for each of the variable life insurance policies issued by New York Life Insurance and Annuity Corporation referenced above. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in your Prospectus.

The purpose of this supplement is (i) to note changes to MainStay VP Cash Management—Initial Class that will become effective on or about August 26, 2016, and (ii) for Lifetime Wealth Variable Universal Life policies only, to note changes to the fees and expenses of UIF U.S. Real Estate Portfolio—Class I that will become effective July 1, 2016. Keeping these purposes in mind, please note the following:

A.	Changes to MainStay VP Cash Management—Initial Class

1.	On August 26, 2016, the name of the MainStay VP Cash Management portfolio will be renamed “MainStay VP U.S. Government Money Market,” and it will become subject to a non-fundamental policy (i.e., a policy that can be changed by the Board without shareholder approval) to invest at least 80% of its assets in cash, U.S. government securities and/or repurchase agreements that are collaterized by cash and/or U.S. government securities (collectively referred to as “Government Securities”). All references to “MainStay VP Cash Management—Initial Class” in the Prospectuses for New York Life Lifetime Wealth Variable Universal Life policies will be deleted and replaced with “MainStay VP U.S. Government Money Market—Initial Class”. All references to the “Money Market Portfolio” in the Prospectuses for Variable Life Insurance policies will be deleted and replaced with “MainStay VP U.S. Government Money Market—Initial Class”.

2.	Effective on or about October 14, 2016, the Portfolio will operate as a “government money market fund” as defined in Rule 2a-7 under the 1940 Act, and will invest at least 99.5% of its total assets in Government Securities.

B.	Changes to UIF U.S. Real Estate Portfolio—Class I (“UIF Real Estate Portfolio”)

1.	Reduction in Fees and Expenses. For Lifetime Wealth Variable Universal Life policies only, effective July 1, 2016, the maximum expense ratio for the UIF Real Estate Portfolio’s Class I shares will be decreased. Accordingly, effective July 1, 2016, the following entry will replace the existing entry for the UIF Real Estate Portfolio in the table titled Annual Portfolio Company Operating Expenses:

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
UIF U.S. Real Estate Portfolio—Class I	.80%	0.00%	0.27%	1.07%	(0.12%)	0.95%(***)

(***)The Portfolio’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010